Exhibit 77Q1(e)(1) - Second Amendment to Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc., dated June 27, 2007, on behalf of Phoenix CA-Tax Exempt Bond Fund, Phoenix Core Bond Fund, Phoenix Emerging Markets Bond Fund, Phoenix Global Utilities Fund, Phoenix High Yield Fund, Phoenix Market Neutral Fund, Phoenix Money Market Fund, Phoenix Multi-Sector Fixed Income Fund, Phoenix Multi-Sector Short Term Bond Fund and Phoenix Real Estate Securities Fund, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

Exhibit 77Q1(e)(2) - Third Amendment to Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc., dated September 24, 2007, on behalf of Phoenix Diversifier PHOLIO, Phoenix Foreign Opportunities Fund, Phoenix International Real Estate Securities Fund, Phoenix International Strategies Fund, Phoenix Wealth Accumulator PHOLIO, Phoenix Wealth Builder PHOLIO, Phoenix Wealth Guardian PHOLIO and Phoenix Worldwide Strategies Fund, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

Exhibit 77Q1(e)(3) - Subadvisory Agreement between Phoenix
Investment Counsel, Inc. and New Star Institutional Managers
Limited, dated September 24, 2007, on behalf of Phoenix
International Strategies Fund and Phoenix Worldwide Strategies
Fund, filed via EDGAR herewith.

Exhibit 77Q1(e)(4) - Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Acadian Asset Management, Inc., dated September 24, 2007, on behalf of Phoenix International Strategies Fund and Phoenix Worldwide Strategies Fund, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

Exhibit 77Q1(e)(5) - Subadvisory Agreement between Phoenix
Investment Counsel, Inc. and Vontobel Asset Management, Inc., dated September 24, 2007, on behalf of Phoenix Foreign
Opportunities Fund, filed via EDGAR with Post-Effective Amendment
No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

Exhibit 77Q1(e)(6) - Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Halbis Capital Management (USA) Inc., dated June 27, 2007, on behalf of Phoenix Emerging Markets Bond Fund, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

Exhibit 77Q1(e)(7) - Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Duff & Phelps Investment Management Co., on behalf of Phoenix Global Utilities Fund and Phoenix Real Estate Securities Fund, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

Exhibit 77Q1(e)(8) - First Amendment to Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Duff & Phelps
Investment Management Co., on behalf of Phoenix International Real Estate Securities Fund, filed via EDGAR with Post-Effective
Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

Exhibit 77Q1(e)(9) - Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Euclid Advisors LLC, dated June 27, 2007, on behalf of Phoenix Market Neutral Fund, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

Exhibit 77Q1(e)(10) - Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Goodwin Capital Advisers, Inc., dated June 27, 2007, on behalf of Phoenix CA Tax-Exempt Bond Fund, Phoenix Core Bond Fund, Phoenix Money Market Fund, Phoenix Multi-Sector Fixed Income Fund and Phoenix Multi-Sector Short Term Bond Fund, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

Exhibit 77Q1(e)(11) - First Amendment to Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Goodwin Capital Advisers, Inc., dated September 24, 2007, on behalf of Phoenix Diversifier PHOLIO, Phoenix Wealth Accumulator PHOLIO, Phoenix Wealth Builder PHOLIO and Phoenix Wealth Guardian PHOLIO, filed via EDGAR with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

Exhibit 77Q1(e)(12) - Fourth Amendment to Subadvisory Agreement between Phoenix Investment Counsel, Inc. and SCM Advisors, LLC, dated June 27, 2007, on behalf of Phoenix High Yield Fund, filed via EDGAR with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.